UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2018. WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY Meeting Information Meeting Type: Annual General Meeting of Shareholders For holders as of: March 27, 2018 Date: May 23, 2018 Time: 7:30 a.m. GMT Location: The Shelbourne Hotel 27 St. Stephen's Green Dublin 2, Ireland E43486-P04853 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 200 LIBERTY STREET NEW YORK, NEW YORK 10281 For directions to the Annual General Meeting, please contact Willis Towers Watson's corporate office at +1 (212) 915-8888. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT ON FORM 10-K NOTICE AND PROXY STATEMENT IRISH STATUTORY ACCOUNTS How to View Online: Have the information that is printed in the box marked by the arrow Ò XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Ò XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow Ò XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E43487-P04853 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E43488-P04853 Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Elect directors. 1a. Anna C. Catalano 1b. Victor F. Ganzi 1c. John J. Haley 1d. Wendy E. Lane 1e. James F. McCann 1f. Brendan R. O'Neill 1g. Jaymin B. Patel 1h. Linda D. Rabbitt 1i. Paul Thomas 1j. Wilhelm Zeller 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit & Risk Committee, to fix the independent auditors’ remuneration. 3. Approve, on an advisory basis, the named executive officer compensation. 4. Renew the Board’s existing authority to issue shares under Irish law. 5. Renew the Board’s existing authority to opt out of statutory pre-emption rights under Irish law. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.